UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 17, 2016

SPIRIT REALTY CAPITAL, INC.

(Exact name of registrant as specified in its charter)

Maryland	001-36004	20-1676382
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2727 North Harwood Drive, Suite 300, Dallas, TX 75201

(Address of principal executive offices) (Zip Code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition

This Current Report on Form 8-K describes certain adjustments that Spirit Realty Capital, Inc. (the “Company”) expects to make in the course of restating certain of its prior period financial statements. The non-cash adjustments described in this Current Report on Form 8-K have no impact on the following GAAP and non-GAAP financial measures of the Company:

•	Revenues;

•	Cash position or its total cash flows from operating, investing or financing activities;

•	Liquidity;

•	Funds from operations (“FFO”);

•	Adjusted funds from operations (“AFFO”);

•	Cash available for distribution;

•	Reported cap rates on the sale of assets;

•	Earnings guidance; and

•	Any metric utilized in the determination of executive compensation.

Additionally, the Company remains in compliance with all of its debt agreements and financial covenants.

The information set forth in this Item 2.02 is being “furnished” and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and is not incorporated by reference into any of the Company’s filings, whether made before or after the date hereof, regardless of any general incorporation language in any such filing.

Item 4.02	Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

Historically, the Company has not allocated a portion of the Company’s goodwill to the carrying value of real estate held for sale and real estate sold when determining gain or loss on sale, as is required under Accounting Standard Codification 350. These errors resulted in an overstatement of previously reported gains on dispositions of real estate or, in certain instances, an understatement of impairment charges in periods beginning in the third quarter of 2013 through the second quarter of 2016. The cumulative estimated impact of the non-cash adjustments to correct these errors will be a reduction in goodwill in the range of $33 million to $40 million and a corresponding increase in accumulated deficit of a like amount as of June 30, 2016. The cumulative estimated impact to earnings from the third quarter of 2013 through the second quarter of 2016 is in the range of $33 million to $40 million.

The following tables summarize the maximum anticipated effects of these adjustments to amounts previously reported:

	As of and for the Year Ended
	December 31, 2015
	Previously Reported	Adjustment	As Restated
	(amounts in thousands, except per share data)
Consolidated Balance Sheet
Goodwill	$291,421	$(30,300)	$261,121
Total assets	$7,918,996	$(30,300)	$7,888,696
Accumulated deficit	$(1,234,882)	$(30,300)	$(1,265,182)
Total stockholders’ equity	$3,489,831	$(30,300)	$3,459,531
Total liabilities and stockholders’ equity	$7,918,996	$(30,300)	$7,888,696

Consolidated Statement of Operations
Continuing Operations
Impairments	$69,734	$1,000	$70,734
Gain on disposition of assets	$88,978	$(20,500)	$68,478
Net income attributable to common stockholders	$114,730	$(21,500)	$93,230

Net income per share attributable to common stockholders – basic	$0.26	$(0.04)	$0.22
Net income per share attributable to common stockholders – diluted	$0.26	$(0.04)	$0.22

	As of and for the Three Months Ended
	March 31, 2016
	Previously Reported	Adjustment	As Restated
	(amounts in thousands, except per share data)
Consolidated Balance Sheet
Goodwill	$291,421	$(34,700)	$256,721
Total assets	$7,795,972	$(34,700)	$7,761,272
Accumulated deficit	$(1,287,386)	$(34,700)	$(1,322,086)
Total stockholders’ equity	$3,452,933	$(34,700)	$3,418,233
Total liabilities and stockholders’ equity	$7,795,972	$(34,700)	$7,761,272

Consolidated Statement of Operations
Impairments	$12,131	$800	$12,931
Gain on disposition of assets	$12,562	$(3,600)	$8,962
Net income attributable to common stockholders	$26,003	$(4,400)	$21,603

Net income per share attributable to common stockholders – basic	$0.06	$(0.01)	$0.05
Net income per share attributable to common stockholders – diluted	$0.06	$(0.01)	$0.05

	As of and for the Three and Six Months Ended
	June 30, 2016
	Previously Reported	Adjustment	As Restated
	(amounts in thousands, except per share data)
Consolidated Balance Sheet
Goodwill	$291,421	$(40,000)	$251,421
Total assets	$7,770,082	$(40,000)	$7,730,082
Accumulated deficit	$(1,321,973)	$(40,000)	$(1,361,973)
Total stockholders’ equity	$3,809,473	$(40,000)	$3,769,473
Total liabilities and stockholders’ equity	$7,770,082	$(40,000)	$7,730,082

Consolidated Statement of Operations (Three months ended June 30, 2016)
Impairments	$12,732	$900	$13,632
Gain on disposition of assets	$14,027	$(4,400)	$9,627
Net income attributable to common stockholders	$49,510	$(5,300)	$44,210

Net income per share attributable to common stockholders – basic	$0.10	$(0.01)	$0.09
Net income per share attributable to common stockholders – diluted	$0.10	$(0.01)	$0.09

Consolidated Statement of Operations (Six months ended June 30, 2016)
Impairments	$24,863	$1,700	$26,563
Gain on disposition of assets	$26,589	$(8,000)	$18,589
Net income attributable to common stockholders	$75,513	$(9,700)	$65,813

Net income per share attributable to common stockholders – basic	$0.16	$(0.02)	$0.14
Net income per share attributable to common stockholders – diluted	$0.16	$(0.02)	$0.14

On October 17, 2016, the Audit Committee of the Board of Directors of the Company, acting on the recommendation of management, and after consultation with Ernst & Young LLP (“EY”), the Company’s independent registered public accounting firm, concluded that the Company should amend and restate its previously issued audited consolidated financial statements and other financial information contained in its Annual Report on Form 10-K for the fiscal year ended December 31, 2015, and the previously issued interim financial statements and other financial information contained in the Company’s Quarterly Reports on Form 10-Q for the fiscal periods ended March 31, 2015, June 30, 2015, September 30, 2015, March 31, 2016 and June 30, 2016. Consequently, EY’s reports on the consolidated financial statements as of and for the year ended December 31, 2015 and the effectiveness of internal control over financial reporting as of December 31, 2015, and management’s report on the effectiveness of internal control over financial reporting as of December 31, 2015 should no longer be relied upon.

We intend to timely file our Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2016 (the “Q3-2016 Form 10-Q”). Amendments to our Annual Report on Form 10-K for the year ended December 31, 2015 (the “Form 10-K/A”), and the Company’s Quarterly Reports on Form 10-Q for all quarterly periods within the year then ended and for the quarters ended March 31, 2016 and June 30, 2016 (the “Form 10-Q/As”), are expected to be filed prior to or concurrently with the filing of our Q3-2016 Form 10-Q. This restatement will apply to all quarterly periods in 2015 and the first two quarterly periods of 2016. Errors related to 2013 and 2014 were immaterial in each of those periods and cumulatively through December 31, 2014. However, those periods will be revised when the amended reports are filed.

Forward-Looking and Cautionary Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and other federal securities laws. These forward-looking statements can be identified by the use of words such as “expects,” “plans,” “targets,” “estimates,” “projects,” “intends,” “believes,” “guidance,” and other similar expressions that do not relate to historical matters. These forward-looking statements are subject to known and unknown risks and uncertainties that can cause actual results to differ materially from those currently anticipated due to a number of factors, which include, but are not limited to, the restatement of the financial statements of the Company discussed above and the timing and impact thereof as well as additional risks discussed in our most recent filings with the Securities and Exchange Commission from time to time, including our Annual Report on Form 10-K. We expressly disclaim any responsibility to update or revise forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 19, 2016

Spirit Realty Capital, Inc.

By:	/s/ Phillip D. Joseph, Jr.
Phillip D. Joseph, Jr. Chief Financial Officer, Executive Vice President and Treasurer (Principal Financial Officer)